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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director and/or officer of Wholesale Auto Receivables LLC, hereby constitutes and appoints William J. McGrane III, Linda K. Zukauckas and Richard
V. Kent his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (including his/her capacity as director and/or officer of Wholesale Auto Receivables LLC), to sign a Registration Statement on Form S-3 covering Asset Backed Notes to be sold by Wholesale Auto Receivables LLC and any or all amendments (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of the respective dates set forth below.

                    SIGNATURE                                   DATE
                    ---------                                   ----
               /s/ William F. Muir                         March 23, 2007
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                 William F. Muir

               /s/ David C. Walker                         March 23, 2007
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                 David C. Walker

              /s/ Barbara J. Stokel                        March 21, 2007
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                Barbara J. Stokel

               /s/ David J. Brophy                         March 22, 2007
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                 David J. Brophy
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